UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2006
Intervoice, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-15045	75-1927578
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (972) 454-8000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release
Corrected Financial Statements

Item 2.02. Results of Operations and Financial Condition.
     Subsequent to Intervoice, Inc. (the “Company”) furnishing in a Form 8-K dated September 15, 2006 and filed on September 20, 2006 (the “Original Form 8-K”) its financial results for the quarter and six months ended August 31, 2006, the Company issued a press release announcing that in connection with its normal control procedures to certify results prior to filing its Form 10-Q for the second quarter of fiscal 2007, management reassessed the status of a large project which was in process at the end of the second quarter. As a result of changes to the project plan and related estimates, the Company has determined that second quarter backlog, revenues and net income should be revised from the amounts initially included in the Company’s second quarter earnings release issued September 20, 2006. Attached to this Form 8-K/A as Exhibits 99.1 and 99.6, respectively, are the Company’s press release dated October 10, 2006 and revised financial statements of the Company (marked to show changes to the unaudited financial statements attached to the September 20, 2006 press release) for the quarter and six months ended August 31, 2006 setting forth the corrected financial results of the Company for such quarterly and six-month periods and replacing the Company’s press release dated September 20, 2006 (including the accompanying financial statements) filed as Exhibit 99.1 to the Original Form 8-K to the extent corrected by the new press release and revised financial statements.
     The following table sets forth capsule financial information solely with respect to that financial information furnished in the Original Form 8-K that is corrected in this Form 8-K/A (unaudited; in thousands except per share amounts):

	Three Months Ended		Six Months Ended
	August 31, 2006		August 31, 2006
Revenues	$50,480		$96,148
Net Income	$1,596		$1,191
Net income per share — basic	$0.	04	$0.	03
Net income per share — diluted	$0.	04	$0.	03

In addition, the Company’s solutions backlog at August 31, 2006 was $41.6 million.

Item 9.01. Financial Statements and Exhibits
(a)     Financial Statements of Business Acquired.
Not applicable.
(b)     Pro Forma Financial Information.
Not applicable.
(c)     Shell Company Transactions.
Not applicable.
(d)     Exhibits.

Exhibit
Number	Exhibit Title

99.1	Press release of the Company dated October 10, 2006

99.2	Lease Termination Agreement dated as of September 14, 2006 (attached as Exhibit 99.2 to the Company’s Report on Form 8-K dated September 15, 2006 and filed on September 20, 2006, and incorporated herein by reference)

99.3	Sublease dated March 30, 2004 (attached as Exhibit 99.3 to the Company’s Report on Form 8-K dated September 15, 2006 and filed on September 20, 2006, and incorporated herein by reference)

99.4	Assignment, Assumption and Amendment of Sublease dated August 30, 2006 (attached as Exhibit 99.4 to the Company’s Report on Form 8-K dated September 15, 2006 and filed on September 20, 2006, and incorporated herein by reference)

99.6	Corrected financial statements of the Company for the quarter and six months ended August 31, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Craig E. Holmes
Craig E. Holmes
Executive Vice President and Chief Financial Officer

Date: October 10, 2006

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

99.1	Press release of the Company dated October 10, 2006

99.2	Lease Termination Agreement dated as of September 14, 2006 (attached as Exhibit 99.2 to the Company’s Report on Form 8-K dated September 15, 2006 and filed on September 20, 2006, and incorporated herein by reference)

99.3	Sublease dated March 30, 2004 (attached as Exhibit 99.3 to the Company’s Report on Form 8-K dated September 15, 2006 and filed on September 20, 2006, and incorporated herein by reference)

99.4	Assignment, Assumption and Amendment of Sublease dated August 30, 2006 (attached as Exhibit 99.4 to the Company’s Report on Form 8-K dated September 15, 2006 and filed on September 20, 2006, and incorporated herein by reference)

99.5	Exercise of Option Letter dated September 18, 2006 (attached as Exhibit 99.5 to the Company’s Report on Form 8-K dated September 15, 2006 and filed on September 20, 2006, and incorporated herein by reference)

99.6	Corrected financial statements of the Company for the quarter and six months ended August 31, 2006